Offerings - Offering: 1	May 01, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 20,456,457.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,825.04
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,186,962 Shares (approximately 5.00% of the net assets of the Fund as of March 31, 2026) based on a net asset value per Class Y Share, Class I Share and Class R Share as of close of business on March 31, 2026 of $17.24, $17.22 and $16.96, respectively.